UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 13, 2025

MULLEN AUTOMOTIVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)
Rights to Purchase Series A-1 Junior Participating Preferred Stock	None	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to 2022 Equity Incentive Plan

On March 13, 2025, at the Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Mullen Automotive Inc. (the “Company”), the Company’s stockholders approved two separate amendments to the Company’s 2022 Equity Incentive Plan, as amended (the “2022 Plan”). The first amendment increased the maximum aggregate number of shares of common stock, par value $0.001 per share (the “Common Stock”), and stock equivalents available for the grant of awards under the 2022 Plan by an additional 20,000,000 shares (not subject to adjustment for any decrease or increase in the number shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company) (the “Share Increase Amendment”). The second and separate amendment to the 2022 Plan approved a ten percent automatic annual increase in the total number of shares of Common Stock available for issuance under the 2022 Plan (based upon the total number of shares of Common Stock outstanding on September 30th of the preceding fiscal year) (the “Annual Increase Amendment”).

Additional information about the Share Increase Amendment and the Annual Increase Amendment is described in Proposals 9 and 10, respectively, set forth in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2025 (the “Proxy Statement”), and is incorporated herein by reference.

The foregoing description is qualified in its entirety by the full text of the amendment to the 2022 Plan for the Share Increase Amendment and the Annual Increase Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Amendments to the 2022 and 2023 CEO Performance Stock Award Agreements

On March 13, 2025, at the Company’s 2025 Annual Meeting, the Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c), amendments (the “PSA Amendments”) to the Performance Stock Award Agreement, dated May 5, 2022 (the “2022 PSA Agreement”) and the Performance Stock Award Agreement, dated June 8, 2023 (the “2023 PSA Agreement” and collectively, the “PSA Agreements”) entered into with the Company’s Chief Executive Officer and founder, David Michery. The PSA Amendments extend the deadlines for the achievement of certain milestones (each a “Milestone”) upon which Mr. Michery is eligible to receive shares of Common Stock, as described below.

●	Capital Benchmark Milestone: For each $100 million raised (a “Capital Tranche”), and subject to an aggregate maximum of raised of $1.0 Billion in equity or debt financing between the date of the PSA Amendment and the end of July 2026, the Company will issue a number of shares of common stock equal to 1%, of the Company’s then-current total issued and outstanding shares of common stock; as of the date a Capital Tranche is achieved.

●	Vehicle Completion Milestones: For each Vehicle Completion Milestone set forth below that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of common stock equal to 3% of Mullen’s then-current total issued and outstanding shares of common stock (i) Full USA certification and homologation of the Bollinger B1 sports car by end of June 2026; and (ii) Full USA certification and homologation of the Bollinger B2 sports car by end of June 2026.

●	Revenue Benchmark Milestones: For each $25 million of revenue recognized by the Company (each a “Revenue Tranche”), and subject to an aggregate maximum of recognized revenue of $250 Million between the date of grant and the end of December 2027, the Company will issue to Mr. Michery a number of shares of common stock equal to 1% of Mullen’s then-current total issued and outstanding shares of common stock as of the date a Revenue Tranche is achieved.

●	Battery Development Milestones: For each Battery Development Milestone set forth below that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of common stock equal to 2% of Mullen’s then-current total issued and outstanding shares of common stock: (i) the Company either directly or in collaboration with a joint venture partner develops or produces new and more advanced battery cells by the end of December 2024; (ii) the Company either directly or in collaboration with a joint venture partner scales its battery cells in the USA to the vehicle pack level for the Mullen Class 1 vehicle by the end of December 2024; (iii) the Company either directly or in collaboration with a joint venture partner scales its battery cells in the USA to the vehicle pack level for the Mullen Class 3 vehicle by the end of December 2025 (the deadline in subsection (iii) of the Battery Development Milestones was extended pursuant to the PSA Amendments while the other deadlines in this Milestone remain unchanged).

●	JV-Acquisition Milestones: If Mullen enters into a partnership, joint venture, purchase and sale agreement or similar transaction by the end of 2026 where the Company acquires a majority interest in an enterprise that manufacturers or provides vehicles, vehicle equipment, battery cells, accessories or other products beneficial to the Company, the Company will issue to Mr. Michery a number of shares of common stock equal to 3% of Mullen’s then-current total issued and outstanding shares of common stock as of date the JV-Acquisition Milestone is achieved.

Additional information about the PSA Amendments is described in Proposal 8 set forth in the Proxy Statement and is incorporated herein by reference. The foregoing description is qualified in its entirety by the full text of the PSA Amendments, which is filed as Exhibit 10.3(a) to the Company’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on January 24, 2025, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 13, 2025, the Company held its 2025 Annual Meeting. As of January 21, 2025, the record date for the 2025 Annual Meeting (the “Record Date”), there were issued and outstanding 61,595,743 shares of Common Stock, on a pre-stock split basis, 648 shares of Series A Preferred Stock and 458 shares of Series C Preferred Stock, entitled to vote at the 2025 Annual Meeting. There are no shares of Series B Preferred Stock or Series E Preferred Stock outstanding and the shares of Series D Preferred Stock were not entitled to vote on the matters at the 2025 Annual Meeting. Holders of Series A Preferred Stock are entitled to 1 vote for each share of Series A Preferred Stock, which represented 648 votes. Holders of Series C Preferred Stock are entitled to one vote for each share of Common Stock into which such Series C Preferred Stock may be converted, which was one share. Common Stock share amounts set forth in this Item do not give effect to the reverse stock split effected on February 18, 2025.

A total of 32,655,351 shares of capital stock entitled to vote at the 2025 Annual Meeting, representing the same number of votes, were present, in person or by proxy, at the 2025 Annual Meeting, constituting a quorum pursuant to the Company’s Amended and Restated Bylaws. A description of each matter voted upon at the 2025 Annual Meeting is described in detail in the Company’s Proxy Statement. The final votes on the proposals presented at the 2025 Annual Meeting are set forth below.

Proposal 1: To elect three Class I Directors to serve for a three-year term ending as of the annual meeting in 2028. The affirmative vote of a plurality of all of the votes present in person or represented by proxy and entitled to vote at the 2025 Annual Meeting was necessary for the election of each Class I director. Withheld votes and broker non-votes had no effect on the result of the vote. Each of the nominees listed below has been elected to serve as a Class I director on the Company’s Board of Directors for a three-year term ending as of the annual meeting in 2028 or until their respective successors are elected and qualify. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Michery	21,249,016	1,184,946	10,221,389
Ignacio Novoa	21,323,154	1,110,808	10,221,389
Mary Winter	21,314,905	1,119,057	10,221,389

Proposal 2: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, that were purchased in December 2024 pursuant to Additional Investment Rights, in excess of the 19.99% exchange cap. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 2 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,091,998	1,239,779	102,185	10,221,389

Proposal 3: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, that may be purchased pursuant to the December Additional Investment Rights, in excess of the 19.99% exchange cap contained therein. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 3 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,089,605	1,243,339	101,018	10,221,389

Proposal 4: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $6M Securities Purchase Agreement, in excess of the 19.99% share cap contained therein. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 4 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,130,770	1,202,173	101,019	10,221,389

Proposal 5: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $3M Securities Purchase Agreement, in excess of the 19.99% share cap contained therein. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 5 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,145,682	1,190,499	97,781	10,221,389

Proposal 6: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the proposed $80M Securities Purchase Agreement, in excess of the 19.99% share cap. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 6 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,133,736	1,202,305	97,921	10,221,389

Proposal 7: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to new warrants exchanged for existing warrants that were issued pursuant to the 2024 Securities Purchase Agreement. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 7 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,103,142	1,237,881	92,939	10,221,389

Proposal 8: To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of Common Stock to the Company’s Chief Executive Officer pursuant to amendments to the PSA Agreements. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 8 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,066,969	1,267,351	99,642	10,221,389

Proposal 9: To approve an amendment to the 2022 Plan, as amended, to increase the number of shares of Common Stock authorized for issuance under the 2022 Plan by 20,000,000 shares. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 9 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,041,449	1,328,180	64,333	10,221,389

Proposal 10: To approve a second and separate amendment to the 2022 Plan for the adoption of an automatic annual increase in the shares of Common Stock available for issuance under the 2022 Plan. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 10 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,023,080	1,342,772	68,110	10,221,389

Proposal 11: To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of preferred stock to 1,000,000,000. The proposal required the affirmative vote of a majority of both the outstanding shares of our Common Stock and the outstanding shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock (voting on an as-converted to Common Stock basis) and Series C Preferred Stock (voting on an as-converted to Common Stock basis), all voting together, present in person or represented by proxy and entitled to vote thereon. Abstentions and broker non-votes had no effect on the result of the vote. Proposal 11 was not approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,018,518	1,347,401	68,043	10,221,389

Proposal 12: To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board of Directors. The proposal required that the votes cast for the proposal exceed the votes against the proposal. Holders of shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis) were entitled to cast votes on this proposal. Abstentions and broker non-votes (if any) had no effect on the approval of Proposal 12. Proposal 12 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,111,320	4,424,699	119,332	0

Proposal 13: To ratify the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2025. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. The ratification was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,706,709	3,723,055	225,587	0

Proposal 14: To approve the adjournment of the 2025 Annual Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Since a quorum was established for the 2025 Annual Meeting and there were sufficient votes for approval of the other proposals, this proposal was not presented at the 2025 Annual Meeting. However, the vote of stockholders was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,554,389	3,915,730	185,232	0

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to 2022 Equity Incentive Plan dated March 13, 2025 - Share Increase and Annual Increase Amendments
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: March 14, 2025	By:	/s/ David Michery
David Michery
Chief Executive Officer